                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   Kenneth A. Hersh

Address:                                5221 N. O'Connor Blvd., Suite 1100
                                        Irving, TX 75039

Designated Filer:                       Natural Gas Partners VII, L.P.

Issuer & Ticket Symbol:                 Resolute Energy Corporation [REN]

Date of Event Requiring Statement:      10/15/2013

Signature:                              /s/ Kenneth A. Hersh
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Date:                                   10/17/2013